As filed with the U.S. Securities and Exchange Commission on May 8, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: February 29

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Hoya Capital High Dividend Yield ETF

Ticker: RIET

Annual Report

February 29, 2024

Hoya Capital ETFs

Hoya Capital ETFs

Letters to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2023 through February 29, 2024 (the “Current Fiscal Period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for HOMZ generated a total return of 23.75% and 23.94%, respectively, compared to a return of 13.05% on the S&P MidCap 400® Index and 30.45% on the S&P 500® Index. The Hoya Capital Housing 100TM Index returned 24.42% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 950,000.

The 1 year return as of February 29, 2024 for the Fund was 23.75% based on market value and 23.94% based on NAV. The since inception return as of February 29, 2024 for the Fund was 13.80% based on market value and 13.78% based on NAV. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to the most recent month end, please visit www.The HousingETF.com. The gross expense ratio as of the prospectus dated June 30, 2023 was 0.30%.

As of the end of the Current Fiscal Period, the Distribution Yield on HOMZ was 2.12% and the 30 Day SEC Yield was 2.34%. HOMZ has paid a monthly distribution in each month since inception.

During the Current Fiscal Period, residential real estate markets continued to experience meaningful impacts from the sharp rise in benchmark interest rates as the Federal Reserve hiked benchmark lending rates another three times to the highest level in two decades. In turn, the 30-Year Fixed Mortgage Rate climbed to nearly 8.0% at the peak in October 2023 – the highest since 2000 – which strained affordability slowed housing market activity.1 Existing Home Sales declined 19% in 2023 from the prior year, marking the lowest full-year total since 1995.2

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Despite the swift slowdown in activity – which was actually more significant than the slowdown in activity seen during the Great Financial Crisis – residential real estate markets remained remarkably resilient as a whole, avoiding the type of widespread distress seen during that prior downturn. Importantly, national home values continued to trend moderately higher during the period3 as the combination of historically-low housing supply and steady job growth offset the negative valuation effects of higher mortgage rates.

Macroeconomic headwinds on housing markets began to ease later in the period as mortgage rates retreated from multi-decade highs. Following the historic surge of inflation in the prior year which rippled across global economies and financial markets, the U.S. Consumer Price Index – which surged to a four-decade high of 8.9% in June 2022 – moderated to 3.2% by the end of the period.4 The broader U.S. economy exhibited surprising resilience as well during the period, recording Real GDP growth of 2.5% in 2023.5

Despite the sharp interest rate headwinds, nearly two million new U.S. households were formed in 2023,6 as tailwinds from the maturing millennial generation – the largest age cohort in the United States – were augmented by a rebound in immigration and birth rates. The Census Bureau reported that net international migration added more than a million people to the U.S. population in 20237 - the largest single-year increase since 2010 - while the CDC reported that U.S. birth rate increased for the first time since 2014.8 These buoyant household growth trends come alongside a rate-driven moderation in construction activity, with Private Housing Starts declining 8.3% in 2023 compared to a year prior.9

During the Current Fiscal Period, the Homebuilder sector was the leading upside contributor to the fund’s performance despite the interest rate headwinds, exhibiting a significant rebound on expectations of easing inflationary and interest rate pressures. Of note, despite the cooldown in activity, housing inventory levels remain near historic lows across most metrics due to the lingering effects of the significant underbuilding of single-family homes throughout the 2010s. In the final month of the fiscal period, the Existing Home Sales Months Supply remained near historic lows at just 2.9– roughly 50% below the twenty year average.10

The Home Building Products & Materials sector was the second-leading upside contributor, benefiting from a gradual easing of supply chain constraints and the realization of previously-deferred home repair and remodeling activity, a trend that we expect to continue given the aging of the American housing stock, a byproduct of low levels of new home construction activity in the 2010s. Benefiting from related tailwinds, the Home Furnishings & Home Goods sectors was the third-leading upside contributor.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

The leading detractor to the Fund’s performance during the Fiscal Period was the Residential Real Estate Investment Trusts (“REITs”) sector, as higher financing costs and tighter credit conditions resulted in negative appreciation in valuations of commercial real estate assets across essentially all major property sectors, and also resulted in a slowdown in transactions activity and a moderation in new development activity.

While new groundbreakings have slowed, apartment REITs were negatively impacted by expectations of supply growth challenges resulting from a historically-large pipeline of multifamily units under construction. Single Family Rental REITs were notable upside standouts within the sector, however, as strained homeownership affordability pushed households back towards rental markets while limited supply fueled buoyant rent growth.

The Mortgage Lenders & Servicers sector was also a detractor from the Fund’s performance amid lingering concern over the balance sheet health of small and mid-sized lenders following the stunning failures of Silicon Valley Bank, First Republic, and Signature Bank. Following steep declines early in the period, however, the sector rebounded later in the period as strength from residential-focused mortgage REITs offset declines from regional lenders. While origination volumes of new and refinanced mortgages declined to two-decade lows during the period, delinquency rates on home mortgages declined to record-lows of 1.72% in the fourth quarter.11

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply, the continued aging of the U.S. housing stock, and strong secular demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry – tailwinds that will be enhanced by advancements in property technology which will significantly improve the efficiency, productivity, and margins of the housing industry at large.

Further, HOMZ is the lowest-cost ETF out of six funds in its ETFdb segment as of the end of the period,12 and given the ever-present uncertainty, we believe that capturing balanced and diversified exposure across the entire housing sector – homebuilders, rental operators, home improvement, and housing technology firms - is optimized to efficiently capture these thematic growth trends.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

A distribution yield is the measurement of cash flow paid by an exchange-traded fund (ETF), real estate investment trust, or another type of income-paying vehicle. Rather than calculating the yield based on an aggregate of distributions, the most recent distribution is annualized and divided by the net asset value (NAV) of the security at the time of the payment.

1 Freddie Mac, 30-Year Fixed Rate Mortgage Average in the United States. Retrieved on March 28, 2024.

2 National Association of Realtors, Existing Home Sales. August 2023. (Release Date: September 21, 2023) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

3 S&P Dow Jones Indices LLC, S&P/Case-Shiller U.S. National Home Price Index. January 2024. (Release Date: March 26, 2024). The Case-Shiller Index, formally known as the S&P CoreLogic Case-Shiller U.S. National Home Price Index, is an economic indicator that measures the change in value of U.S. single-family homes on a monthly basis.

4 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. February 2024. (Release Date: March 12, 2024). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

5 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Fourth Quarter, 2023. (Release Date: March 28, 2024). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

6 U.S. Census Bureau, Household Estimates. Fourth Quarter 2023. (Release Date: January 30, 2024).

7 U.S. Census Bureau, National Population Totals and Components of Change.” (Release date: December 19, 2023).

8 U.S. Centers for Disease Control and Prevention, “Births Now Outpacing Deaths in Over Half the States” (Release date: December 19, 2023).

9 U.S. Census Bureau and U.S. Department of Housing and Urban Development, New Privately-Owned Housing Units Started, February 2024. (Release Date: March 19, 2024). As provided by the Census, start occurs when excavation begins for the footings or foundation of a building.

10 National Association of Realtors, Existing Home Sales. February 2024. (Release Date: March 21, 2024) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

11 U.S. Board of Governors of the Federal Reserve System, Delinquency Rate on Single-Family Residential Mortgages. Fourth Quarter, 2023. (Release Date: February 23, 2024)

12 Lowest expense ratio out of 6 US-registered ETFs in the ETFdb Homebuilders ETF Segment as of 2/29/2024. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of 2/29/2024. ETFs in the same ETFdb segment may track different indexes, have differences in holdings, and show different performance.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital High Dividend Yield ETF (“RIET” or the “Fund”). The following information pertains to the period from March 1, 2023 through February 29, 2024 (the “Current Fiscal Period”).

RIET offers diversified exposure to select high-dividend yielding securities across the U.S. real estate sector. The Fund seeks to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (“the Index”), a rules-based index that is designed to provide diversified exposure to 100 U.S. exchange-listed common and preferred securities that collectively provide income through high dividend yields.

As of the end of the Current Fiscal Period, the Distribution Yield on RIET was 9.67% and the 30 Day SEC Yield was 9.41%. RIET has paid a monthly distribution in each month since inception.

The multi-factor selection process incorporates a quality screen to identify companies with lower leverage profiles and begins with the selection of “Dividend Champions.” Securities are then selected based principally on dividend yield across 14 property sectors and 3 market capitalization tiers. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for RIET generated a total return of -1.58% and -1.33%, respectively, compared to a return of -0.85% on the Hoya Capital High Dividend Yield Index (the “Index”). The Dow Jones U.S. Real Estate Index (the “Benchmark”) returned 5.44%. Meanwhile, outstanding shares ended the Current Fiscal Period at 5,350,000.

The 1 year return as of February 29, 2024 for the Fund was -1.58% based on market value and -1.33% based on NAV. The since inception return as of February 29, 2024 for the Fund was -7.17% based on market value and -7.12% based on NAV. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to the most recent month end, please visit www.TheIncomeETF.com/RIET. The gross expense ratio as of the prospectus dated June 30, 2023 was 0.50%.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Relative to the broader economy, commercial real estate markets experienced some of the most direct and immediate impacts from the sharp rise in benchmark interest rates, which has become the defining characteristic of the post-pandemic economic regime. During the fiscal period, the Federal Reserve hiked benchmark lending rates another three times to the highest level in two decades, and while the worst of the inflationary headwinds appears to have subsided, there remains lingering uncertainty over whether the inflation rate will ultimately return to the Federal Reserve’s 2% policy objective, or whether we’ve entered a new “high for longer” macroeconomic regime characterized by elevated sustained levels of inflation and interest rates.

Despite restrictive monetary conditions, the broader U.S. economy exhibited surprising resilience during the period, recording Real GDP growth of 2.5% in 2023.1 That said, pockets of weakness and “rolling recessions” became visible across several industry groups, particularly those directly impacted by tighter financial conditions. Real estate property-level fundamentals and rental rate trends remained solid-to-strong across most major property sectors besides the office sector, but higher financing costs and tighter credit conditions resulted in negative appreciation in valuations of commercial real estate assets across most major property sectors, and also resulted in a substantial slowdown in transactions activity, and a moderation in new development activity.

During the Current Fiscal Period, the Large-Cap category was the leading upside contributors to the Fund’s performance. The comparative advantage of publicly-traded REITs relative to smaller private real estate companies became a factor given the tighter credit conditions and elevated interest rates, as many publicly-traded REITs are able to finance operations using longer-term unsecured debt, while smaller private real estate firms tend to rely more heavily on shorter-maturity mortgage debt.

Across all three REIT market capitalization tiers, the Data Center property sector was a notable upside standout, benefiting from improved pricing power driven by artificial intelligence-related (“AI”) demand, which clashed with a confluence of supply bottlenecks - power shortages, ecopolitics, and NIMBYism - to create a more favorable dynamic and swung the pendulum of pricing power towards existing data center property owners.

The Retail property sector was also an upside standout during the period. The combination of near-zero new development and positive net store openings since 2021 has driven occupancy rates to record-highs for many U.S. REITs, particularly those focused on “big box” and grocery-anchored shopping centers. While we saw a flurry of high-profile retail bankruptcies during the period - including Bed Bath & Beyond – most REITs reported that store openings have continued to outpace store closings, buoyed by relatively robust consumer spending.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

The leading detractor during the Current Fiscal Period was the Small-Cap REITs category, which was negatively affected by the sharp rise in long-term interest rates and a moderation in economic growth, as smaller market capitalization REITs tend to operate with a higher-degree of financial and operational leverage compared to their larger peers. The rise in interest rates and a slower pace of real estate transactions activity particularly affected several Small-Cap REITs that utilize a higher degree of shorter-term financing and several REITs that were in the midst of a shift in business strategy that were reliant on asset dispositions.

Across all three REIT market capitalization tiers, the Office sector was the notable laggard during the fiscal period, as the post-pandemic “return to the office” was more muted than anticipated, while tight labor market conditions and generally high-levels of employee satisfaction with hybrid or remote work arrangements have prevented employers from mandating in-person attendance. While roughly 80 REITs raised their dividend in 2023, roughly 30 REITs reduced their dividend, with office REITs responsible for nearly half of this total.

The Healthcare property sector was also a notable laggard during the fiscal period year, as strength from REITs focused on senior housing facilities was offset by weakness from REITs focused on medical office buildings, lab space, and hospital facilities. Tenants of these facilities have been challenged by waning government support and margin pressures resulting from labor shortages of nurses and physicians. Among the more interest-rate-sensitive property sectors, Healthcare REITs were pressured by the continued rise in borrowing rates, as were other rate-sensitive property sectors including Net Lease REITs.

Encouragingly, there was evidence late in the fiscal period that macroeconomic headwinds on the commercial real estate industry may become meaningful tailwinds in the quarters ahead. Following a historic surge of inflation in the prior year which rippled across global economies and financial markets, the U.S. Consumer Price Index – which surged to a four-decade high of 8.9% in June 2022 – moderated to 3.2% by the end of the period,2 which has permitted the Federal Reserve to indicate a path towards lowering interest rates by the end of 2024.

We continue to see a compelling long-term investment case for RIET, particularly for investors seeking diversified exposure to real, income-producing assets in the United States which provide the potential for reliable monthly income and inflation-hedging in an otherwise uncertain macroeconomic and geopolitical environment.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Further, the diligently researched rules-driven selection process of the RIET Index reflects an “income-first” objective and is grounded in the core principals of balanced diversification and limited single-stock risk, which we believe provides optimized exposure to high income-producing securities in a simple, accessible, and cost-effective package.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The fund is passively managed and attempts to mirror the composition and performance of the Hoya Capital High Dividend Yield Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index and may at times not hold or be fully invested in the same securities as the index. The Fund’s investments will be concentrated in real estate-related industries. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Compared to large cap companies, small and mid-capitalizations companies may be less stable and their securities may be more volatile and less liquid. The Fund is new with no track record to evaluate. The fund seeks to maintain relatively consistent monthly distributions; however, because the amount of income earned by the Fund varies from month-to-month, the Fund’s distributions may be more or less than the actual amount of income earned in that period and may include income, return of capital, and capital gains. Distributions for funds investing in real estate investment trusts (REITs) may later be characterized as capital gains and/or a return of capital, depending on the character of the dividends reported to each fund after year-end by REITs held by a fund. The final tax treatment of these distributions will be reported to shareholders after the close of each fiscal year on form 1099-DIV.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The Dow Jones US Real Estate Index is designed to track the performance of real estate investment trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

A distribution yield is the measurement of cash flow paid by an exchange-traded fund (ETF), real estate investment trust, or another type of income-paying vehicle. Rather than calculating the yield based on an aggregate of distributions, the most recent distribution is annualized and divided by the net asset value (NAV) of the security at the time of the payment.

1 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Fourth Quarter, 2023. (Release Date: March 28, 2024). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

2 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. February 2024. (Release Date: March 12, 2024). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

Past performance does not guarantee future results.

The Hoya Capital High Dividend Yield Index seeks to provide diversified exposure to 100 of the highest dividend yielding real estate securities in the United States, utilizing a rules-based methodology to select U.S. exchange-listed real estate securities that collectively provide income through high dividend yields. Securities are selected to the Index through a multi-factor, tier-weighted process that selects components based principally on dividend yield, subject to diversification requirements across property sectors and market capitalizations, and subject to minimum liquidity requirements. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to RIET which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital Housing ETF

Performance Summary

(Unaudited)

Growth of $10,000

Average Annual Returns February 29, 2024	1 Year	3 Year	Since Inception (3/19/2019)
Hoya Capital Housing ETF - NAV	23.94%	8.68%	13.78%
Hoya Capital Housing ETF - Market	23.75%	8.60%	13.80%
Hoya Capital Housing 100TM Index	24.42%	9.14%	14.28%
S&P 500® Index	30.45%	11.91%	14.51%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.TheHousingETF.com. The gross expense ratio as of the prospectus dated June 30, 2023 was 0.30%.

Hoya Capital High Dividend Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns February 29, 2024	1 Year	Since Inception (9/21/2021)
Hoya Capital High Dividend Yield ETF - NAV	-1.33%	-7.12%
Hoya Capital High Dividend Yield ETF - Market	-1.58%	-7.17%
Hoya Capital High Dividend Yield Index	-0.85%	-6.74%
Dow Jones U.S. Real Estate Index	5.44%	-4.09%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 21, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.TheIncomeETF.com/RIET. The gross expense ratio as of the prospectus dated June 30, 2023 was 0.50%.

Hoya Capital ETFs

Portfolio Allocations

As of February 29, 2024 (Unaudited)

Hoya Capital Housing ETF
Sector	Percentage of Net Assets
Residential REITs & Real Estate Operators (a)	27.5%
Home Building Products & Materials	16.3
Homebuilders	16.1
Home Furnishings & Home Goods	14.5
Mortgage Lenders & Servicers	10.2
Home Improvement Retailers	6.3
Property, Title & Mortgage Insurance	5.2
Real Estate Technology, Brokerage & Services	3.8
Short-Term Investments	0.1
Other Assets in Excess of Liabilities(b)	0.0
TOTAL	100.0%

Hoya Capital High Dividend Yield ETF
Sector	Percentage of Net Assets
Mid-Cap REITs (c)	29.1%
Small-Cap REITs (c)	28.8
Dividend Champions	15.5
Large-Cap REITs	15.0
Preferreds Issued by U.S. REITs	10.5
Short-Term Investments	0.8
Other Assets in Excess of Liabilities	0.3
TOTAL	100.0%

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.
(c)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

Hoya Capital Housing ETF

Schedule of Investments
February 29, 2024

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Home Building Products & Materials — 16.3%
3,416	A.O. Smith Corporation	$283,186
3,200	Beacon Roofing Supply, Inc. (a)	274,848
1,955	Builders FirstSource, Inc. (a)	381,577
5,098	Carrier Global Corporation	283,347
930	Cavco Industries, Inc. (a)	346,490
3,625	Century Communities, Inc.	312,801
1,464	Eagle Materials, Inc.	371,197
1,786	Installed Building Products, Inc.	426,729
11,149	Leggett & Platt, Inc.	227,663
631	Lennox International, Inc.	297,334
2,170	LGI Homes, Inc. (a)	247,575
4,305	Louisiana-Pacific Corporation	318,441
4,390	Masco Corporation	336,976
1,984	Owens Corning	297,164
5,517	PotlatchDeltic Corporation	249,424
8,421	Rayonier, Inc.	289,935
1,618	Simpson Manufacturing Company, Inc.	337,644
4,418	Skyline Champion Corporation (a)	370,184
881	TopBuild Corporation (a)	354,497
660	Watsco, Inc.	260,119
8,156	Weyerhaeuser Company	280,403
		6,547,534
	Home Furnishings & Home Goods — 14.5%
1,868	Amazon.com, Inc. (a)	330,188
3,682	American Woodmark Corporation (a)	369,084
8,632	AZEK Company, Inc. (a)	415,285
460	Costco Wholesale Corporation	342,189
3,000	Floor & Decor Holdings, Inc. - Class A (a)	363,360
8,528	La-Z-Boy, Inc.	323,979
20,822	Masterbrand, Inc. (a)	360,429
3,200	Mohawk Industries, Inc. (a)	379,584
1,968	PPG Industries, Inc.	278,669
1,001	RH (a)	274,674
983	Sherwin-Williams Company	326,385
24,001	Sleep Number Corporation (a)	396,497
6,781	Tempur Sealy International, Inc.	369,361

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Home Furnishings & Home Goods — 14.5% (Continued)
3,978	Trex Company, Inc. (a)	$365,021
5,578	Wayfair, Inc. - Class A (a)	332,449
2,475	Whirlpool Corporation	265,790
1,494	Williams-Sonoma, Inc.	351,882
		5,844,826
	Home Improvement Retailers — 6.3%
3,396	Home Depot, Inc.	1,292,552
5,235	Lowe’s Companies, Inc.	1,259,907
		2,552,459
	Homebuilders — 16.1%
4,090	DR Horton, Inc.	611,210
9,776	KB Home	649,420
4,089	Lennar Corporation - Class A	648,147
11,782	MDC Holdings, Inc.	738,731
3,680	Meritage Homes Corporation	580,189
83	NVR, Inc. (a)	632,922
5,939	PulteGroup, Inc.	643,669
11,624	Taylor Morrison Home Corporation (a)	658,035
6,100	Toll Brothers, Inc.	699,304
17,790	Tri Pointe Homes, Inc. (a)	629,410
		6,491,037
	Mortgage Lenders & Servicers — 10.2%
26,123	AGNC Investment Corporation	249,736
12,995	Annaly Capital Management, Inc.	248,075
18,901	Arbor Realty Trust, Inc.	253,274
7,768	Bank of America Corporation	268,151
45,715	Chimera Investment Corporation	199,317
8,572	Citizens Financial Group, Inc.	269,075
1,506	JPMorgan Chase & Company	280,206
16,588	PennyMac Mortgage Investment Trust	234,388
1,800	PNC Financial Services Group, Inc.	264,960
22,790	Rithm Capital Corporation	247,044
25,744	Rocket Companies, Inc. - Class A (a)	323,345
11,708	Starwood Property Trust, Inc.	238,726
7,296	Truist Financial Corporation	255,214
16,660	Two Harbors Investment Corporation	211,082

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Mortgage Lenders & Servicers — 10.2% (Continued)
40,925	UWM Holdings Corporation	$261,102
5,409	Wells Fargo & Company	300,686
		4,104,381
	Property, Title & Mortgage Insurance — 5.2%
1,707	Allstate Corporation	272,301
5,144	Fidelity National Financial, Inc.	260,184
4,033	First American Financial Corporation	235,568
13,265	MGIC Investment Corporation	263,841
8,039	Old Republic International Corporation	232,809
1,424	Progressive Corporation	269,933
9,046	Radian Group, Inc.	263,600
1,316	Travelers Companies, Inc.	290,783
		2,089,019
	Real Estate Technology, Brokerage & Services — 3.8%
47,118	Anywhere Real Estate, Inc. (a)	295,430
2,766	CoStar Group, Inc. (a)	240,725
88,278	Matterport, Inc. (a)	187,149
24,855	RE/MAX Holdings, Inc. - Class A	212,013
35,230	Redfin Corporation (a)	250,309
6,010	Zillow Group, Inc. - Class C (a)	337,462
		1,523,088
	Residential REITs & Real Estate Operators — 27.5% (b)
14,473	American Homes 4 Rent - Class A	535,646
17,361	Apartment Income REIT Corporation	526,386
3,036	AvalonBay Communities, Inc.	537,463
5,911	Camden Property Trust	558,471
13,317	CubeSmart	580,753
7,463	Equity LifeStyle Properties, Inc.	502,409
9,234	Equity Residential	555,979
2,438	Essex Property Trust, Inc.	564,153
4,050	Extra Space Storage, Inc.	570,929
38,978	Independence Realty Trust, Inc.	570,638
15,634	Invitation Homes, Inc.	532,650
4,265	Mid-America Apartment Communities, Inc.	536,025
17,109	NexPoint Residential Trust, Inc.	499,754
2,016	Public Storage	572,282

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Residential REITs & Real Estate Operators — 27.5% (b) (Continued)
4,200	Sun Communities, Inc.	$561,792
65,373	Tricon Residential, Inc.	727,601
15,805	UDR, Inc.	561,078
36,977	UMH Properties, Inc.	569,446
11,644	Ventas, Inc.	492,425
5,842	Welltower, Inc.	538,399
		11,094,279
	TOTAL COMMON STOCKS (Cost $36,766,742)	40,246,623

	SHORT-TERM INVESTMENTS — 0.1%
49,117	First American Government Obligations Fund - Class X, 5.23% (c)	49,117
	TOTAL SHORT-TERM INVESTMENTS (Cost $49,117)	49,117
	TOTAL INVESTMENTS (Cost $36,815,859) — 100.0%	40,295,740
	Other Assets in Excess of Liabilities — 0.0% (d)	27,416
	NET ASSETS — 100.0%	$40,323,156

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of February 29, 2024.
(d)	Less than 0.05% of net assets.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule of Investments

February 29, 2024

Shares	Security Description	Value
	COMMON STOCKS — 88.4%
	Dividend Champions — 15.5%
7,360	Alexandria Real Estate Equities, Inc.	$918,013
47,439	Apple Hospitality REIT, Inc.	763,293
14,312	Boston Properties, Inc.	926,273
7,371	Crown Castle, Inc.	810,368
13,668	Equity Residential	822,950
5,996	Extra Space Storage, Inc.	845,256
17,190	Gaming and Leisure Properties, Inc.	781,801
19,599	NNN REIT, Inc.	797,483
6,268	Simon Property Group, Inc.	928,542
13,256	WP Carey, Inc.	746,710
		8,340,689
	Large-Cap REITs — 15.0%
87,256	AGNC Investment Corporation	834,167
43,394	Annaly Capital Management, Inc.	828,391
34,982	Blackstone Mortgage Trust, Inc. - Class A	712,583
53,822	Healthcare Realty Trust, Inc.	741,667
46,966	Healthpeak Properties, Inc.	786,681
25,381	Kilroy Realty Corporation	961,687
23,090	National Storage Affiliates Trust	826,853
24,143	Omega Healthcare Investors, Inc.	751,330
76,111	Rithm Capital Corporation	825,043
39,095	Starwood Property Trust, Inc.	797,147
		8,065,549
	Mid-Cap REITs — 29.1%(a)
57,656	Apollo Commercial Real Estate Finance, Inc.	646,324
50,491	Arbor Realty Trust, Inc.	676,579
39,427	Broadstone Net Lease, Inc.	587,857
122,140	Chimera Investment Corporation	532,530
53,193	Claros Mortgage Trust, Inc.	514,908
53,830	Easterly Government Properties, Inc.	635,194
47,497	Ellington Financial, Inc.	538,141
13,679	EPR Properties	561,933
47,821	Franklin BSP Realty Trust, Inc.	617,369
70,337	Global Net Lease, Inc.	507,130
34,072	Highwoods Properties, Inc.	833,060

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.4% (Continued)
	Mid-Cap REITs — 29.1% (a) (Continued)
7,727	Innovative Industrial Properties, Inc.	$757,169
56,030	Ladder Capital Corporation	605,684
19,030	LTC Properties, Inc.	598,684
135,598	Medical Properties Trust, Inc.	570,868
58,657	MFA Financial, Inc.	658,132
49,434	Outfront Media, Inc.	710,367
44,281	PennyMac Mortgage Investment Trust	625,691
55,200	Physicians Realty Trust	619,896
61,788	Ready Capital Corporation	545,588
42,525	Sabra Health Care REIT, Inc.	590,247
87,213	Service Properties Trust	593,048
18,471	SL Green Realty Corporation	895,474
44,500	Two Harbors Investment Corporation	563,815
113,578	Uniti Group, Inc.	665,567
		15,651,255
	Small-Cap REITs — 28.8%(a)
53,274	AFC Gamma, Inc.	612,651
3,309	Alexander’s, Inc.	731,454
61,953	Ares Commercial Real Estate Corporation	467,126
58,201	Armada Hoffler Properties, Inc.	592,486
35,372	ARMOUR Residential REIT, Inc.	700,366
290,391	Braemar Hotels & Resorts, Inc.	662,091
152,753	Brandywine Realty Trust	656,838
95,124	BrightSpire Capital, Inc.	657,307
157,455	Cherry Hill Mortgage Investment Corporation	557,391
140,882	City Office REIT, Inc.	645,240
37,356	CTO Realty Growth, Inc.	636,920
54,047	Dynex Capital, Inc.	666,940
101,250	Ellington Residential Mortgage REIT	602,437
50,527	Gladstone Commercial Corporation	625,524
63,210	Global Medical REIT, Inc.	565,730
116,808	Granite Point Mortgage Trust, Inc.	553,670
77,232	Invesco Mortgage Capital, Inc.	697,405
50,907	KKR Real Estate Finance Trust, Inc.	496,343
122,863	Office Properties Income Trust	328,044
31,252	One Liberty Properties, Inc.	632,540
83,838	Orchid Island Capital, Inc.	721,007

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.4% (Continued)
	Small-Cap REITs — 28.8%(a) (Continued)
100,410	Piedmont Office Realty Trust, Inc. - Class A	$629,571
173,432	Sachem Capital Corporation	665,978
108,945	TPG RE Finance Trust, Inc.	814,908
15,737	Universal Health Realty Income Trust	610,281
		15,530,248
	TOTAL COMMON STOCKS (Cost $53,401,733)	47,587,741

	PREFERRED STOCKS — 10.5%
	Preferreds Issued by U.S. REITs — 10.5%
	AGNC Investment Corporation
6,730	Series C, 10.687%, (3 mo. Term SOFR US + 5.373%), Perpetual (b)	172,894
	Annaly Capital Management, Inc.
6,710	Series F, 10.585%, (3 mo. Term SOFR US + 5.255%), Perpetual (b)	168,421
6,865	Series G, 9.764%, (3 mo. Term SOFR US + 4.434%), Perpetual (b)	172,174
	Arbor Realty Trust, Inc.
10,451	Series D, 6.375%, Perpetual	188,745
	ARMOUR Residential REIT, Inc.
8,918	Series C, 7.000%, Perpetual	189,151
	Chimera Investment Corporation
7,905	Series B, 8.000%, Perpetual (b)	189,720
9,364	Series C, 7.750%, Perpetual (b)	194,584
8,068	Series D, 8.000%, Perpetual (b)	192,018
	DiamondRock Hospitality Company
6,766	8.250%, Perpetual	171,924
	Global Net Lease, Inc.
9,633	Series A, 7.250%, Perpetual	202,390
9,864	Series B, 6.875%, Perpetual	196,984
9,256	Series D, 7.500%, Perpetual	196,690
	Hudson Pacific Properties, Inc.
14,662	Series C, 4.750%, Perpetual	206,002
	Invesco Mortgage Capital, Inc.
8,119	Series C, 7.500%, Perpetual (b)	187,711

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 10.5% (Continued)
	Preferreds Issued by U.S. REITs — 10.5% (Continued)
	KKR Real Estate Finance Trust, Inc.
9,638	Series A, 6.500%, Perpetual	$176,857
	MFA Financial, Inc.
8,816	Series C, 6.500%, Perpetual (b)	194,217
	New York Mortgage Trust, Inc.
8,857	Series D, 8.000%, Perpetual (b)	196,360
7,820	Series E, 7.875%, Perpetual (b)	181,580
	PennyMac Mortgage Investment Trust
7,865	Series B, 8.000%, Perpetual	182,704
9,839	Series C, 6.750%, Perpetual	192,844
	Rithm Capital Corporation
7,632	Series B, 7.125%, Perpetual (b)	183,473
8,697	Series C, 6.375%, Perpetual (b)	189,942
8,191	Series D, 7.000%, Perpetual (b)	185,280
	RLJ Lodging Trust
7,249	Series A, 1.950%, Perpetual (c)	180,500
	SL Green Realty Corporation
9,890	Series I, 6.500%, Perpetual	214,317
	Summit Hotel Properties, Inc.
8,776	Series E, 6.250%, Perpetual	184,296
	Two Harbors Investment Corporation
8,593	Series B, 7.625%, Perpetual (b)	192,827
8,419	Series C, 7.250%, Perpetual (b)	197,005
	Vornado Realty Trust
11,509	Series M, 5.250%, Perpetual	184,144
11,544	Series N, 5.250%, Perpetual	187,590
		5,653,344
	TOTAL PREFERRED STOCKS (Cost $5,161,248)	5,653,344

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 29, 2024 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.8%
428,596	First American Government Obligations Fund - Class X, 5.23% (d)	$428,596
	TOTAL SHORT-TERM INVESTMENTS (Cost $428,596)	428,596
	TOTAL INVESTMENTS (Cost $58,991,577) — 99.7%	53,669,681
	Other Assets in Excess of Liabilities — 0.3%	153,336
	NET ASSETS — 100.0%	$53,823,017

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(b)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of February 29, 2024.
(c)	Convertible security.
(d)	Rate shown is the annualized seven-day yield as of February 29, 2024.

REIT - Real Estate Investment Trust

SOFR Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Assets and Liabilities

February 29, 2024

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
ASSETS
Investments in securities, at value*	$40,295,740	$53,669,681
Dividends and interest receivable	36,749	165,236
Receivable for capital shares sold	—	399,336
Total assets	40,332,489	54,234,253

LIABILITIES
Management fees payable	9,333	20,948
Payable for securities purchased	—	390,288
Total liabilities	9,333	411,236

NET ASSETS	$40,323,156	$53,823,017

Net Assets Consist of:
Paid-in capital	$38,527,058	$61,717,430
Total distributable earnings (accumulated deficit)	1,796,098	(7,894,413)
Net assets	$40,323,156	$53,823,017

Net Asset Value:
Net Assets	$40,323,156	$53,823,017
Shares outstanding ^	950,000	5,350,000
Net asset value, offering and redemption price per share	$42.45	$10.06
*Identified cost:
Investments in securities	$36,815,859	$58,991,577

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Operations

For the Year Ended February 29, 2024

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
INCOME
Dividends*	$790,201	$2,638,017
Interest	4,032	20,263
Total investment income	794,233	2,658,280

EXPENSES
Management fees	107,109	206,239
Total expenses	107,109	206,239

Net investment income (loss)	687,124	2,452,041

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(616,611)	(1,780,397)
In-kind redemptions	84,227	81,388
Change in unrealized appreciation (depreciation) on:
Investments	7,661,525	(189,699)
Net realized and unrealized gain (loss) on investments	7,129,141	(1,888,708)
Net increase (decrease) in net assets resulting from operations	$7,816,265	$563,333

* Net of foreign withholding taxes	$3,473	$—

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
OPERATIONS
Net investment income (loss)	$687,124	$743,084
Net realized gain (loss) on investments	(532,384)	1,806,556
Change in unrealized appreciation (depreciation) on investments	7,661,525	(8,378,933)
Net increase (decrease) in net assets resulting from operations	7,816,265	(5,829,293)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(687,124)	(743,084)
Tax return of capital to shareholders	(167,226)	(119,159)
Total distributions to shareholders	(854,350)	(862,243)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	904,010
Payments for shares redeemed	(1,707,718)	(22,566,270)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,707,718)	(21,662,260)
Net increase (decrease) in net assets	$5,254,197	$(28,353,796)

NET ASSETS
Beginning of year	$35,068,959	$63,422,755
End of year	$40,323,156	$35,068,959

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	—	25,000
Shares redeemed	(50,000)	(625,000)
Net increase (decrease)	(50,000)	(600,000)

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

StatementS of Changes in Net Assets

	Year Ended February 29, 2024	Year Ended February 28, 2023
OPERATIONS
Net investment income (loss)	$2,452,041	$1,272,217
Net realized gain (loss) on investments	(1,699,009)	(531,742)
Change in unrealized appreciation (depreciation) on investments	(189,699)	(4,039,439)
Net increase (decrease) in net assets resulting from operations	563,333	(3,298,964)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,452,041)	(1,272,217)
Tax return of capital to shareholders	(1,711,809)	(803,578)
Total distributions to shareholders	(4,163,850)	(2,075,795)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,660,576	16,741,663
Payments for shares redeemed	(621,996)	(802,450)
Net increase (decrease) in net assets derived from capital share transactions (a)	25,038,580	15,939,213
Net increase (decrease) in net assets	$21,438,063	$10,564,454

NET ASSETS
Beginning of year	$32,384,954	$21,820,500
End of year	$53,823,017	$32,384,954

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,540,000	1,400,000
Shares redeemed	(60,000)	(60,000)
Net increase (decrease)	2,480,000	1,340,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the year/period

		Year Ended February 28,			Period Ended February 29, 2020(1)
	Year Ended February 29, 2024	2023	2022	2021
Net asset value, beginning of year/period	$35.07	$39.64	$35.07	$26.78	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.72	0.63	0.42	0.49	0.43
Net realized and unrealized gain (loss) on investments (8)	7.55	(4.46)	4.71	8.82	1.80
Total from investment operations	8.27	(3.83)	5.13	9.31	2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.72)	(0.64)	(0.42)	(0.87)	(0.45)
Net realized gains	—	—	(0.01)	—	—
Tax return of capital to shareholders	(0.17)	(0.10)	(0.13)	(0.15)	—
Total distributions to shareholders	(0.89)	(0.74)	(0.56)	(1.02)	(0.45)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 6)	—	—	—	—	0.00	(3)
Net asset value, end of year/period	$42.45	$35.07	$39.64	$35.07	$26.78
Total return	23.94%	-9.62%	14.60%	35.54%	8.88	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$40,323	$35,069	$63,423	$59,625	$11,381

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights
For a capital share outstanding throughout the year/period (Continued)

		Year Ended February 28,				Period Ended February 29, 2020(1)
	Year Ended February 29, 2024	2023	2022	2021
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30%	0.30%	0.30%	0.33	%(5)	0.45	%(6)
Net investment income (loss) to average net assets	1.92%	1.80%	1.03%	1.67%		1.60	%(6)
Portfolio turnover rate (7)	18%	18%	13%	19%		11	%(4)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Less than $0.005.
(4)	Not annualized.
(5)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.
(6)	Annualized
(7)	Excludes the impact of in-kind transactions.
(8)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Financial Highlights

For a capital share outstanding throughout the year/period

		Period Ended February 28,
	Year Ended February 29, 2024	2023		2022(1)
Net asset value, beginning of year/period	$11.28	$14.26		$14.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.61	0.62		0.23
Net realized and unrealized gain (loss) on investments (7)	(0.80)	(2.59)		(0.41)
Total from investment operations	(0.19)	(1.97)		(0.18)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.61)	(0.62)		(0.30)
Net realized gains	—	—		(0.01)
Tax return of capital to shareholders	(0.42)	(0.39)		(0.17)
Total distributions to shareholders	(1.03)	(1.01)		(0.48)

Net asset value, end of year/period	$10.06	$11.28		$14.26
Total return	-1.33%	-14.20%		-1.35	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$53,823	$32,385		$21,821

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (before management fees waived)	0.50%	0.50%		0.50	%(4)
Expenses to average net assets (after management fees waived)	0.50%	0.36	%(6)	0.25	%(4)
Net investment income (loss) to average net assets (before management fees waived)	5.94%	4.92%		3.17	%(4)
Net investment income (loss) to average net assets (after management fees waived)	5.94%	5.06	%(6)	3.42	%(4)
Portfolio turnover rate (5)	34%	33%		7	%(3)

(1)	Commencement of operations on September 21, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)	The Fund’s 0.25% management fee waiver expired on September 30, 2022.
(7)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Notes to Financial Statements

February 29, 2024

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (individually each a “Fund” or collectively the “Funds”) are each a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Hoya Capital Housing ETF is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The investment objective of the Hoya Capital High Dividend Yield ETF is to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (the “Index”). Hoya Capital Housing ETF commenced operations on March 19, 2019 and Hoya Capital High Dividend Yield ETF commenced operations on September 21, 2021.

The end of the reporting period for the Funds is February 29, 2024. The period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Hoya Capital Housing ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$40,246,623	$—	$—	$40,246,623
Short-Term Investments	49,117	—	—	49,117
Total Investments in Securities	$40,295,740	$—	$—	$40,295,740

Hoya Capital High Dividend Yield ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$47,587,741	$—	$—	$47,587,741
Preferred Stocks	5,653,344	—	—	5,653,344
Short-Term Investments	428,596	—	—	428,596
Total Investments in Securities	$53,669,681	$—	$—	$53,669,681

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and applicable state and local tax returns.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Funds. Distributions to shareholders from net realized gains on securities are declared and paid by the Funds on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the fiscal year ended February 29, 2024, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Hoya Capital Housing ETF	$(79,132)	$79,132
Hoya Capital High Dividend Yield ETF	(72,655)	72,655

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Funds. An affiliate of the Adviser, Hoya Capital Index Innovations (the “Index Provider”), serves as index provider to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For the services it provides to the Funds, the Funds pay the Adviser a unified management fee, which is calculated daily and paid monthly, at the annual rates of each Fund’s average daily net assets listed below. The Adviser is responsible for paying the Sub-Adviser.

Hoya Capital Housing ETF	0.30%
Hoya Capital High Dividend Yield ETF	0.50%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

	Purchases	Sales
Hoya Capital Housing ETF	$6,311,892	$6,277,216
Hoya Capital High Dividend Yield ETF	13,841,806	13,776,354

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Hoya Capital Housing ETF	$—	$1,684,632
Hoya Capital High Dividend Yield ETF	25,039,294	603,871

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 29, 2024 were as follows:

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
Tax cost of investments	$36,948,480	$60,780,294
Gross tax unrealized appreciation	$8,483,345	$3,996,847
Gross tax unrealized depreciation	(5,136,085)	(11,107,460)
Net tax unrealized appreciation (depreciation)	3,347,260	(7,110,613)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Other accumulated gain (loss)	(1,551,162)	(783,800)
Distributable earnings (accumulated deficit)	$1,796,098	$(7,894,413)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended February 29, 2024, the Funds did not elect to defer any post-October capital losses or late-year losses.

As of February 29, 2024, the Funds had the following capital loss carryforwards with an indefinite expiration:

	Short-Term	Long-Term
Hoya Capital Housing ETF	$294,623	$1,256,539
Hoya Capital High Dividend Yield ETF	148,175	635,625

The tax character of distributions paid by the Funds during the year ended February 29, 2024 were as follows:

Fund	Ordinary Income	Return of Capital
Hoya Capital Housing ETF	$687,124	$167,226
Hoya Capital High Dividend Yield ETF	2,452,041	1,711,809

The tax character of distributions paid by the Funds during the year ended February 28, 2023 were as follows:

Fund	Ordinary Income	Return of Capital
Hoya Capital Housing ETF	$743,084	$119,159
Hoya Capital High Dividend Yield ETF	1,272,217	803,578

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 29, 2024 (Continued)

to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Funds, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. The Funds’ investments will be concentrated in an industry or group of industries to the extent the Indexes are so concentrated, and the Indexes are expected to be concentrated in housing and real estate-related industries. When the Funds focus their investments in a particular industry or sector, they thereby present a more concentrated risk and their performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hoya Capital ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hoya Capital ETFs comprising the funds listed below (the “Funds”), each a series of ETF Series Solutions, as of February 29, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Hoya Capital Housing ETF	For the year ended February 29, 2024	For the years ended February 29, 2024 and February 28, 2023	For the years ended February 29, 2024, February 28, 2023, 2022, and 2021, and for the period from March 19, 2019 (commencement of operations) through February 29, 2020
Hoya Capital High Dividend Yield ETF	For the year ended February 29, 2024	For the years ended February 29, 2024 and February 28, 2023	For the years ended February 29, 2024 and February 28, 2023, and for the period from September 21, 2021 (commencement of operations) through February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 26, 2024

Hoya Capital ETFs

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005–2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	56	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021–2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joshua J. Hinderliter Born: 1983	Secretary and Vice President	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014–2017, 2018–2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 29, 2024 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of the Funds shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 29, 2024 (Unaudited) (Continued)

Hoya Capital Housing ETF
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,111.60	$1.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.37	$1.51

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Hoya Capital High Dividend Yield ETF
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 998.00	$2.48
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.38	$2.51

(2)

The dollar amount shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.50%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Hoya Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital ETFs

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 17-18, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Hoya Capital Real Estate, LLC (the “Adviser”) and the Trust, on behalf of Hoya Capital Housing ETF (the “Housing ETF”) and Hoya Capital High Dividend Yield ETF (the “RIET ETF”) (each, a “Fund” and, together, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, Adviser representatives provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated, in light of this information, on the approval of the continuation of the Advisory Agreement.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including oversight of the Funds’ sub-adviser, monitoring the Funds’ adherence to their investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as an index-based fund. Additionally, the Board considered that the Adviser’s affiliate, Hoya Capital Index Innovations, LLC, serves as the index provider to the Funds, and the Adviser will provide advisory services to the Funds based on these affiliated indices.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended September 30, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (each, a “Peer Group”) as well as with funds in each Fund’s Morningstar category – US Fund Mid-Cap Value (Housing ETF) and US Fund Real Estate (RIET ETF), respectively (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified and selected funds as each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided each Selected Peer Group’s performance results.

In addition, the Board noted that, for each applicable period ended September 30, 2023, each Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that each Fund tracked its underlying index closely and in an appropriate manner.

Housing ETF: The Board noted that the Fund outperformed the S&P MidCap 400 Index, one of its broad-based benchmarks, but slightly underperformed the Fund’s other benchmark, the S&P 500 Index, over the one-year and since inception periods ended September 30, 2023. The Board also noted that the Fund underperformed both benchmarks over the three-year period. The S&P MidCap 400 Index provides an indication of the performance of U.S. mid-sized companies, while the S&P 500 Index provides an indication of the performance of U.S. large-cap companies. The

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

Board considered, however, that the Fund seeks to provide investors with exposure to companies in a very specific industry (i.e., companies involved in the U.S. housing industry), not broad exposure to the large-cap or mid-cap equity markets.

The Board noted that the Fund significantly outperformed the median return of its Peer Group over the one-year and three-year periods ended September 30, 2023. The Board also noted that the Fund outperformed the median return of its Category Peer Group over the one-year period but underperformed its Category Peer Group over the three-year period. The Board took into consideration that although the Housing ETF invests a significant portion of its assets in real estate investment trusts (“REITs”), the Fund is classified by Morningstar among mid-cap value ETFs, rather than real estate ETFs, given its significant allocation to companies that build homes or provide related products or services. Accordingly, the Board considered that the Housing ETF’s Category Peer Group is comprised of ETFs that do not invest primarily in the real estate sector or real estate-related companies. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year and three-year periods ended September 30, 2023. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as homebuilding and residential real estate ETFs.

RIET ETF: The Board noted that the Fund outperformed its broad-based benchmark, the Dow Jones U.S. Real Estate Index, for the one-year period ended September 30, 2023, but slightly underperformed the Fund’s benchmark over the since inception period. The Dow Jones U.S. Real Estate Index is designed to track the performance of REITs and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. The Board noted that the Fund’s underlying index also seeks diversified exposure to U.S. listed real estate-related securities, including REITs; however, the Board considered that the Fund’s underlying index uses screens to identify and select for inclusion only those real estate investments that provide income through high dividend yields.

The Board noted that the Fund slightly outperformed the median return of its Peer Group and outperformed the median return of its Category Peer Group over the one-year and year-to-date periods ended September 30, 2023. The Board took into consideration that although the RIET ETF shares similar investment characteristics with the index-based funds included in its Peer Group and Category Peer Group, the RIET ETF focuses more specifically on securities with high dividend yields. The Board also considered that the RIET ETF invests primarily in equity REITs; whereas, certain of its peer funds invest significantly in mortgage REITs. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period ended September 30, 2023. In evaluating the Fund’s comparative performance, the Board considered that the funds included in the Selected Peer Group

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

were described by the Adviser as having significant differences from the Fund with respect to dividend yields, property sector diversification, and balanced exposure across market capitalizations.

The Board also considered that the RIET ETF commenced operations on September 21, 2021, just over two years prior to September 30, 2023, which was a relatively short period of time over which to evaluate the RIET ETF’s performance and draw meaningful conclusions about its management.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources. The Board noted that each Fund’s net expense ratio was equal to its unified fee. The Board then compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

Housing ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and the Category Peer Group. In addition, the Board noted that the Fund had the lowest net expense ratio of all of the funds in its Selected Peer Group.

RIET ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and the Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board also considered each Fund’s expenses as well as the structure of its advisory fee with respect to potential economies of scale. The Board noted that the advisory fee structure did not contain any breakpoint reductions as Fund assets grow but considered that each Fund’s fee structure is a unified fee. The Board concluded

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

that the current fee structure for each Fund reflects a sharing of economies of scale between the Adviser and the Fund at current asset levels. The Board also noted its intention to monitor fees as the Funds grow in size and assess whether advisory fee breakpoints may be warranted in the future.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Hoya Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended February 29, 2024, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hoya Capital Housing ETF	65.82%
Hoya Capital High Dividend Yield ETF	26.55%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2024 was as follows:

Hoya Capital Housing ETF	63.09%
Hoya Capital High Dividend Yield ETF	24.38%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Hoya Capital Housing ETF	0.00%
Hoya Capital High Dividend Yield ETF	0.00%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at hoyaetfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at hoyaetfs.com daily.

Hoya Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling tollfree at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at hoyaetfs.com.

Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Hoya Capital High Dividend Yield ETF

Symbol – RIET
CUSIP – 26922B840

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President (principal executive officer) and Treasurer (principal financial officer). The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2024	FYE 2/28/2023
( a ) Audit Fees	$30,000	$30,000
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$9,000	$9,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2024	FYE 2/28/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/29/2024	FYE 2/28/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Leonard M. Rush and Janet D. Olsen.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/7/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	5/7/2024

*	Print the name and title of each signing officer under his or her signature.